GUARDIAN VARIABLE PRODUCTS TRUST
Guardian Mid Cap Relative Value VIP Fund
Guardian Small-Mid Cap Core VIP Fund (each, a “Fund”)

Supplement dated November 1, 2021
to the Prospectus and Statement of Additional Information (“SAI”)
dated May 1, 2021, as supplemented

At a Special Meeting of Shareholders held on July 30, 2021, shareholders approved a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Wells Capital Management Incorporated (the “Subadviser”) in connection with the sale of the asset management businesses of Wells Fargo & Company, including the Subadviser, to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). In connection with the closing of the Transaction, effective November 1, 2021, the name of the Subadviser with respect to each Fund has been changed to Allspring Global Investments, LLC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.